Liquidity	12 Months Ended
Dec. 31, 2022
Liquidity [Abstract]
LIQUIDITY

2.      LIQUIDITY

For the year ended December 31, 2022, the net loss from continuing operations was $106,535, as compared to net income of $757,301 for fiscal year 2021, and net loss of $854,606 for the fiscal year 2020. The net cash inflow from continuing operations was $619,613 for fiscal year 2022, as compared to cash inflow of $8,641,873 for fiscal year 2021, and cash outflow of $7,669,402 for fiscal year 2020. The Company has accumulated a deficit of $15,954,058 as of December 31, 2022, which required management’s consideration of the Company’s liquidity and its ability to continue as a going concern.

In assessing the Company’s liquidity, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements and operating expenses obligations.

As of December 31, 2022, we had a cash balance of $645,363, restricted cash $11,337,223 and a positive working capital of $48,421,988. In addition to the cash balance, the working capital was mainly comprised of restricted cash of $11,337,223, deposits $8,409,210, accounts receivable, net of $8,200,172, loan receivable due from third parties, net of $25,536,222 and other receivables of $188,395. The balances of these assets are expected to be repaid on maturity dates and will also be used for working capital.

The Company plans to fund its operations through revenue generated from its revenues of financial guarantee services, financial consulting services and industrial operation services, private placements from investors, and financial support commitments from the Company’s shareholders.

The Company’s ability to fund these needs will depend on its future performance, which will be subject in part to general economic, competitive and other factors beyond its control. The frequent COVID-19 outbreak in China has caused severe disruptions in transportation, limited access to the facilities and limited support from workforce employed in operations, and as a result, the Company may experience the delays in provision of financial guarantee services and consulting services to customers. Although the China has taken strict measures to control the COVID-19 outbreak, temporally lockdown to certain areas in China happened frequently during 2022. It is estimated that the economy of China will still be impacted to certain extent. The extent to which the coronavirus impacts the results for fiscal year 2023 will depend on certain future developments, including the duration and spread of the outbreak, emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus, all of which is uncertain at this point.